GLOBALOPTIONS GROUP, INC.

GLOBALOPTIONS GROUP, INC. AND SUBSIDIARIES
UNAUDITED PRO FORMA CONDENSED COMBINED FINANCIAL
STATEMENTS

INTRODUCTION TO THE UNAUDITED PRO FORMA CONDENSED COMBINED FINANCIAL STATEMENTS

GlobalOptions Group, Inc and Subsidiaries (“GlobalOptions Group” or “the Company”) acquired James Lee Witt Associates, LLC, ("JLWA"), Safir Rosetti, LLC ("Safir"), Secure Source, Inc. ("Secure Source"), and The Bode Technology Group, Inc. (“Bode”), on August 14, 2005, March 10, 2006 and May 12, 2006 (for both Safir and Secure Source), and February 28, 2007 (Bode), respectively.

The following unaudited pro forma condensed combined balance sheet as of December 31, 2006 combines the audited consolidated balance sheet of the GlobalOptions Group as of December 31, 2006 and gives effect to the acquisition of Bode as of December 31, 2006. The accounting for the transaction is more fully described in Note 1 to the pro forma condensed combined financial statements. The balance sheets of JLWA, Safir and Secure Source are not presented separately within the unaudited pro forma condensed combined balance sheet of GlobalOptions Group, since the acquired balance sheets of JLWA, Safir and Secure Source are already included in the GlobalOptions Group’s audited consolidated balance sheet as of December 31, 2006.

The following unaudited pro forma condensed combined statement of operations for the year ended December 31, 2006 combines the results of operations of GlobalOptions Group with the results of operations of JLWA for the period January 1, 2006 through March 9, 2006 the results of the operations of Safir and Secure Source for the period January 1, 2006 through May 11, 2006 and the results of operations of Bode for the year ended December 31, 2006.

The unaudited pro forma condensed combined financial statements should be read in conjunction with the separate historical financial statements of GlobalOptions Group for the years ended December 31, 2006 and 2005, and the separate historical audited financial statements of Bode as of and for the years ended December 31, 2006 and 2005 appearing elsewhere in this filing. These unaudited pro forma condensed combined statements are not necessarily indicative of the consolidated financial position, had the acquisitions of JLWA, Safir, Secure Source, and Bode occurred on the dates indicated above, nor are they necessarily indicative of the consolidated results of operations which might have existed for the periods indicated or consolidated results of operations as they may be in the future.

These unaudited pro forma condensed combined financial statements do not reflect the effect of the purchase on August 10, 2006 of Hyperion Risk, Inc. (“Hyperion Risk”), the purchase on January 9, 2007 of On Line Consulting Services, Inc. (“On Line Consulting”), and the purchase on February 28, 2007 of Facticon, Inc. (“Facticon”),  as these acquisitions were deemed not significant.

GLOBALOPTIONS GROUP, INC. AND SUBSIDIARIES
UNAUDITED PRO FORMA CONDENSED COMBINED FINANCIAL
STATEMENTS

INTRODUCTION TO THE UNAUDITED PRO FORMA CONDENSED COMBINED FINANCIAL STATEMENTS - CONTINUED

For purposes of preparing GlobalOptions Group’s consolidated financial statements, a new basis has been established for the assets and liabilities of JLWA, Safir , Secure Source and Bode based upon the fair value thereof, including the costs of the acquisitions. The unaudited pro forma condensed combined balance sheet and statements of operations of Bode reflect management’s best estimate of these purchase price allocations; however, the final allocations may differ from the pro forma amounts.

GLOBALOPTIONS GROUP, INC. AND SUBSIDIARIES
UNAUDITED PRO FORMA CONDENSED COMBINED BALANCE SHEET
December 31, 2006

ASSETS

	GlobalOptions Group	Bode	Pro Forma Adjustments		Pro Forma Combined
	(a)	(b)
CURRENT ASSETS
Cash and cash equivalents	$21,533,381	$498,648	$(12,500,000)	(c)	$9,532,029
Accounts receivable, net	19,918,791	5,269,956	-		25,188,747
Inventories	-	3,272,903	-		3,272,903
Prepaid expenses and other current assets	453,611	270,225	-		723,836
Total current assets	41,905,783	9,311,732	(12,500,000)		38,717,515

Property and equipment, net	798,366	4,118,014	(72,085)	(d)	4,844,295
Intangible assets, net	7,630,425	80,951	(80,951)	(d)	7,630,425
Goodwill	18,577,261	-	-		18,577,261
Security deposits and other assets	314,445	-	-		314,445

TOTAL ASSETS	$69,226,280	$13,510,697	$(12,653,036)		$70,083,941

LIABILITIES AND STOCKHOLDERS' EQUITY

CURRENT LIABILITIES
Note and obligation payable for JLWA	$400,000	$-	$-		$400,000
Notes payable for Safir acquisition	280,819	-	-		280,819
Notes payable for Secure Source acquisition	500,000	-	-		500,000
Due to former members of JLWA for earnout	5,227,985	-	-		5,227,985
Accounts payable	4,148,158	467,933	-		4,616,091
Deferred revenues	106,872	-	-		106,872
Accrued compensation and related benefits	2,526,512	-	-		2,526,512
Other current liabilities	1,196,881	309,575	-		1,506,456

Total current liabilities	14,387,227	777,508	-		15,164,735

LONG-TERM LIABILITIES
Notes payable for Secure Source acquisition, less current portion	750,000		-		750,000
Deferred rent obligations	190,008	80,153	-		270,161
Total long-term liabilities	940,008	80,153	-		1,020,161

TOTAL LIABILITIES	15,327,235	857,661	-		16,184,896

STOCKHOLDER'S EQUITY
Series A convertible preferred stock	6	-	-		6
Series B convertible preferred stock	53	-	-		53
Common stock	2,678	1,000	(1,000)	(e)	2,678
Additional paid-in capital	78,557,545	26,420,930	(26,420,930)	(e)	78,557,545
Accumulated deficit	(24,661,237)	(13,768,894)	13,768,894	(e)	(24,661,237)
Total Stockholders' Equity	53,899,045	12,653,036	(12,653,036)		53,899,045

TOTAL LIABILITIES AND
STOCKHOLDERS' EQUITY	$69,226,280	$13,510,697	$(12,653,036)		$70,083,941

See notes to unaudited pro forma condensed combined financial statements

GLOBALOPTIONS GROUP, INC. AND SUBSIDIARIES
UNAUDITED PRO FORMA CONDENSED COMBINED STATEMENT OF OPERATIONS
For the Year Ended December 31, 2006

	GlobalOptions Group	JLWA	Safir	Secure Source	Bode	Pro Forma Adjustments		Pro Forma Combined
	(1)	(2)	(3)	(4)	(5)
REVENUES	$61,923,822	$7,192,168	$3,608,386	$872,867	$12,212,145	--		$85,809,388

COST OF REVENUES	32,243,298	3,336,150	1,940,081	443,836	11,947,017	--		49,910,382

GROSS PROFIT	29,680,524	3,856,018	1,668,305	429,031	265,128	--		35,899,006

OPERATING EXPENSES:
Selling and marketing	8,635,235	150,230	515,641	6,461	293,739	--		9,601,306
General and administrative	25,354,303	1,497,688	1,280,026	410,854	4,229,103	446,838	(6)	33,218,812
Impairment loss on goodwill and intangibles	3,144,309	--	--	--	9,084,468	--		12,228,777
TOTAL OPERATING EXPENSES	37,133,847	1,647,918	1,795,667	417,315	13,607,310	446,838		55,048,895

(LOSS) INCOME FROM OPERATIONS	(7,453,323)	2,208,100	(127,362)	11,716	(13,342,182)	(446,838)		(19,149,889)

OTHER INCOME (EXPENSE):
Interest income	477,027	9,576	--	1,597	--	--		488,200
Interest expense	(652,639)	(26,321)	(42,604)	(1,854)	--	(471,727)	(7)	(1,195,145)
Amortization of debt discounts on convertible notes payable	(7,522,602)	--	--	--	--	--		(7,522,602)
Amortization of deferred financing costs	(2,694,500)	--	--	--	--	--		(2,694,500)
TOTAL OTHER (EXPENSE), NET	(10,392,714)	(16,745)	(42,604)	(257)	--	(471,727)		(706,945)

NET (LOSS) INCOME	$(17,846,037)	$2,191,355	$(169,966)	$11,459	$(13,342,182)	$(918,565)		$(30,073,936)

Deemed dividends to Series A and B convertible preferred stockholders	(24,413,362)							(24,413,362)

Net loss available to common stockholders	$(42,259,399)							$(54,487,298)

Basic and Diluted Net Loss per share applicable to common stockholders	$(18.89)							$(22.65)

Weighted Average Number of Common Shares
Outstanding -basic and diluted	2,237,168					168,458	(8)	2,405,626

See notes to unaudited pro forma condensed combined financial statements

GLOBALOPTIONS GROUP, INC. AND SUBSIDIARIES
UNAUDITED PRO FORMA CONDENSED COMBINED FINANCIAL
STATEMENTS

NOTE 1 - ACQUISITIONS

James Lee Witt Associates, LLC Acquisition

On March 10, 2006, GlobalOptions, Inc., (“GlobalOptions” or the “Company”) a wholly-owned subsidiary of GlobalOptions Group, purchased substantially all of the assets and liabilities of James Lee Witt Associates (“JLWA”) . JLWA is a crisis and emergency management consulting firm headquartered in Washington, D.C., with three additional offices nationwide.

The acquisition of JLWA was made pursuant to a certain Asset Purchase Agreement (the “Witt Agreement”) dated January 13, 2006, as amended, between GlobalOptions Group and JLWA. The aggregate purchase price paid for JLWA’s assets and business was $8,404,000, after finalization and payment of a purchase price adjustment of $546,000 on June 9, 2006. The aggregate purchase price consisted of a cash payment at closing of $3,600,000, a cash payment of $1,857,000 to pay off JLWA’s line of credit balance and related accrued interest, the issuance of 102,459 shares of common stock of GlobalOptions Group, valued at $2,000,000, a 4.6% note payable to JLWA of $400,000 that was paid on March 9, 2007, and a non-interest bearing working capital purchase price adjustment obligation of $546,000 that was paid on June 9, 2006.

Safir Rosetti, LLC Acquisition

 On May 12, 2006 GlobalOptions, a wholly-owned subsidiary of the Company, acquired substantially all of the business and assets of Safir Rosetti, LLC (“Safir”), a Delaware limited liability company. Safir is a security consulting, investigative and intelligence firm headquartered in New York City with seven additional offices nationwide.

The acquisition was made pursuant to a certain Asset Purchase Agreement (the “Safir Agreement”) dated January 27, 2006, as amended on May 12, 2006. The aggregate purchase price paid for Safir’s assets and business was approximately $15,300,000 consisting of $6,000,000 in 8% convertible promissory notes paid on June 29, 2006, $1,000,000 in 4% promissory notes of the Company (“4% Escrow Promissory Note”), due May 12, 2007, $6,000,000 in the common stock of GlobalOptions Group, consisting of 375,000 shares at $16.00 per share, payments to retire certain indebtedness of $1,940,649 of Safir previously advanced and a finders fee of $375,000 paid to QuanStar Group, LLC, a related party. The Company shall prepay the obligation under the 4% Escrow Promissory Note in the amount of 1/3 of the collected amount of the purchased accounts receivable. The prepayments under the 4% Escrow Promissory Note were made on July 20, 2006, September 21, 2006, November 14, 2006, February 7, 2007 and March 12, 2007 and the Company paid $442,000, $164,000, $114,000, $50,000 and $40,000 in principal on the 4% promissory notes due on May 12, 2007.

GLOBALOPTIONS GROUP, INC. AND SUBSIDIARIES
UNAUDITED PRO FORMA CONDENSED COMBINED FINANCIAL
STATEMENTS

NOTE 1 - ACQUISITIONS, Continued

Secure Source, Inc. Acquisition

On May 12, 2006, the Company acquired substantially all of the business and certain assets of Secure Source, Inc. (“Secure Source”) a Delaware corporation.

The acquisition was made pursuant to a certain Asset Purchase Agreement dated May 12, 2006, (the "Secure Source Agreement"), between the Company, Secure Source, Marian E. Nicastro and David W. Nicastro. The aggregate purchase price paid for Secure Source’s assets and business of $3,212,000 consisted of $750,000 in 5% promissory notes due May 12, 2007, $1,462,500 in 3% promissory notes that were paid on June 29, 2006, $250,000 in 5% promissory notes due May 12, 2008 $250,000 in 5% promissory notes due May 12, 2009 and $500,000 in common stock of GlobalOptions Group, consisting of 26,371 shares at $18.96 per share. The due date for the $750,000 5% promissory notes have been extended to May 31, 2007.

The Bode Technology Group, Inc. Acquisition

On February 28, 2007, the Company acquired the common stock of The Bode Technology Group, Inc. (“Bode”) a Virginia corporation. Bode provides forensic DNA analysis, proprietary DNA collection products, and related research services to law enforcement agencies, federal and state governments, crime laboratories and disaster management organizations and is based in Lorton, Virginia. Bode was a wholly-owned subsidiary of ChoicePoint Inc., a Georgia corporation ("ChoicePoint"). The acquisition was made pursuant to a certain Stock Purchase Agreement, dated February 28, 2007 (the "Bode Agreement"), between ChoicePoint Government Services Inc., ChoicePoint and the Company. The aggregate purchase price paid was $12.5 million in cash and is subject to certain purchase price adjustments, as defined in the Bode Agreement. On March 8, 2007, Bode was reincorporated into Delaware.

GLOBALOPTIONS GROUP, INC. AND SUBSIDIARIES
UNAUDITED PRO FORMA CONDENSED COMBINED FINANCIAL
STATEMENTS

NOTE 2 - PRO FORMA ADJUSTMENTS

The pro forma adjustments give effect to the acquisitions of JLWA, Safir, Secure Source, and Bode by GlobalOptions.

Balance Sheet - December 31, 2006

(a)	Derived from the audited GlobalOptions Group consolidated balance sheet at December 31, 2006.

(b)	Derived from the audited Bode balance sheet at December 31, 2006.

(c)	To record the purchase price for Bode, consisting of cash at closing of $12,500,000.

(d)	The following table summarizes the estimated allocation of the purchase price for Bode including the pro forma adjustments to intangible assets and property and equipment for negative goodwill:

GLOBALOPTIONS GROUP, INC. AND SUBSIDIARIES
UNAUDITED PRO FORMA CONDENSED COMBINED FINANCIAL
STATEMENTS

NOTE 2 - PRO FORMA ADJUSTMENTS, Continued

Balance Sheet - December 31, 2006, continued
Current assets	$9,311,732
Property and equipment	4,118,014
Intangible assets	80,951
Fair value of liabilities assumed	(857,661)

Net fair value assigned to assets acquired and liabilities assumed	12,653,036

Total Purchase Price in cash	12,500,000

Negative goodwill	$153,036
The purchase is subject to an adjustment for working capital.

Negative goodwill was adjusted to the intangible assets for $80,951 and to property and equipment for $72,085.

(e)	Elimination of equity accounts, consisting of $1,000 of common stock, $26,420,930 of additional paid-in capital and $(13,768,894) of accumulated deficit for Bode.

Statement of Operations - For the Year Ended December 31, 2006

(1)	Derived from the audited consolidated statement of operations of GlobalOptions Group for the year ended December 31, 2006.

(2)	Derived from the unaudited statement of operations of JLWA for the period January 1, 2006 through March 9, 2006.

(3)	Derived from the unaudited statement of operations of Safir for the period January 1, 2006 through May 11, 2006.

(4)	Derived from the unaudited statement of operations of Secure Source for the period January 1, 2006 through May 11, 2006.

(5)	Derived from the audited statement of operations of Bode for the year ended December 31, 2006.

GLOBALOPTIONS GROUP, INC. AND SUBSIDIARIES
UNAUDITED PRO FORMA CONDENSED COMBINED FINANCIAL
STATEMENTS

NOTE 2 - PRO FORMA ADJUSTMENTS, Continued

Statement of Operations - for the year ended December 31, 2006, continued

(6)
Recording an estimate for the amortization of purchased identifiable intangible assets for the period January 1, 2006 through May 11, 2006 of $129,406 related to the acquisition of Safir, less the reversal of amortization intangibles previously recorded by Safir of $157,350; $189,717 related to the acquisition of Secure Source; as well as an estimate for the amortization of purchased identifiable intangible assets related to the acquisition of JLWA of 301,750, less the reversal of amortization expense actually recorded by JLWA of $58,685, and an estimate for the amortization of purchased identifiable intangible assets related to the acquisition of Bode of $42,000.

(7)
Recording interest expense of $246,514 on the 8% promissory notes issued on March 10, 2006 and May 12, 2006, by GlobalOptions Group consisting of $12,500,000 and $2,000,000 in notes payable due June 30, 2006. In addition, recording the interest expense of $186,630 on the $7,000,000 in promissory notes issued in connection with the acquisition of Safir on May 12, 2006, as well as interest expense of $38,583 on the $2,750,000 in promissory notes issued in connection with the acquisition of Secure Source.

(8)
Regarding basic net loss per share, recording the effect of 168,458 shares of common stock of GlobalOptions Group, issued in connection with the acquisitions, consisting of an adjustment for the weighted average effect from January 1, 2006 to the date of acquisition, with 19,369 shares for JLWA, 135,616 shares for Safir, 9,537 shares for Secure Source, plus 3,936 shares issued as a finders fee.